Commitments	12 Months Ended
Apr. 30, 2011
Commitments [Abstract]
COMMITMENTS
4. COMMITMENTS
We made rental payments for real estate, vehicles, and office, computer, and manufacturing equipment under operating leases of $21 in 2009, $22 in 2010, and $22 in 2011. We have commitments related to minimum lease payments of $17 in 2012, $10 in 2013, $7 in 2014, $4 in 2015, and $1 in 2016.
We have contracted with various growers and wineries to supply some of our future grape and bulk wine requirements. Many of these contracts call for prices to be adjusted annually up or down, according to market conditions. Some contracts set a fixed purchase price that might be higher or lower than prevailing market price. We have total purchase obligations related to both types of contracts of $4 in 2012, $3 in 2013, and $3 in 2014.
We also have contracts for the purchase of agave, which is used to produce tequila. These contracts provide for prices to be determined based on market conditions at the time of harvest, which, although not specified, is expected to occur over the next 10 years. As of April 30, 2011, based on current market prices, obligations under these contracts totaled $4.